PIMCO Funds

Supplement dated April 6, 2023 to the Bond Funds Prospectus and Short Duration Strategy Funds Prospectus, each dated August 1, 2022, as supplemented from time to time (each, a “Prospectus”); and to the Statement of Additional Information dated August 1, 2022 as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund (each, a “Fund” and together, the “Funds”)

This supplement updates the effective date of the investment guideline change previously announced for the Funds on December 28, 2022 to August 1, 2023. No other updates or changes are made. Accordingly, this supplement supersedes and replaces the supplement filed for the Funds on December 28, 2022.

Effective August 1, 2023, the following is deleted from the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus:

In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research.

Effective August 1, 2023, the following is deleted from the “Investment Objectives and Policies – Environment, Social Responsibility and Governance Policies” section of the SAI:

In addition, the PIMCO Low Duration ESG Fund and PIMCO Total Return ESG Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research.

Investors Should Retain This Supplement for Future Reference

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